Bank of America, N.A.
                           901 Main Street, 66th Floor
                               Dallas, Texas 75202

                                                             December 15, 2003

CNL Financial VII, LP
103 Foulk Road, Suite 204
Wilmington, Delaware 19803

CNL Restaurant Capital, LP
450 South Orange Avenue
Orlando, Florida 32801

Ladies and Gentlemen:

         Reference is hereby made to the Second Amended and Restated Master Repurchase Agreement, dated as of November 8, 2002 (as amended, the "Master Repurchase Agreement"), among CNL Financial VII, LP, as seller (the "Seller"), CNL Restaurant Capital, LP, as originator (the "Originator") and Bank of America, N.A., as buyer (the "Buyer"), a letter dated as of August 29, 2003 (the "Sixth Amended and Restated Side Letter") among the Seller, the Originator and the Buyer, and a letter dated as of October 24, 2003 (the "First Extension Letter") among the Seller, the Originator and the Buyer. Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Master Repurchase Agreement.

(1) The parties hereto acknowledge and agree that the Seller has requested that the Buyer extend the Termination Date set forth in subpart (i) in
         Section 27 of the Master Repurchase Agreement, as amended by the First Extension Letter, from December 15, 2003 to March 15, 2004.

(2) Pursuant to the provisions of subpart (i) in Section 27 of the Master Repurchase Agreement, as amended by the First Extension Letter, the Buyer hereby agrees to extend the date set forth therein to March 15, 2004 (the "90 Day Extension").

(3) (a) As consideration for the 90 Day Extension, on each Payment Date and on the Termination Date, the Seller shall pay to the Buyer the Nonutilization Fee; provided, however, that the Nonutilization Fee due on the Payment Date in January 2004 shall be calculated based on the period beginning December 15, 2003 and ending on December 31, 2003 and the Nonutilization Fee due on the Termination Date shall be calculated based on the period beginning March 1, 2004 and ending on March 15, 2004.

         (b) Effective as of the date hereof, the parties hereto hereby agree to amend Section 2(a) of Master Repurchase Agreement by adding the following definition:

         "Nonutilization Fee" means an amount equal to (a) the product of (i) 0.15% and (ii) the average amount of the excess (if any) at the end of each day during the immediately preceding month of the Maximum Total Aggregate Price over the outstanding Purchase Price on each such day and (iii) the number of days during such month divided by (b) 360."

         (c) Effective as of the date hereof, the parties hereto hereby agree to amend Section 2(a) of Master Repurchase Agreement by deleting the definition of "Repurchase Price" and replacing it with the following:

         "Repurchase Price" means the price at which Purchased Assets are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price, the Price Differential, the Exit Fee and the Nonutilization Fee, as applicable, as of the date of such determination."

(4) As further consideration for the 90 Day Extension, the Originator hereby agrees to pay the Buyer $80,000 (i.e. 0.05% of $160,000,000) in immediately available funds on or before December 15, 2003.

(5) (a) Effective as of the date hereof, the parties hereto hereby agree to amend Section 2(a) of Master Repurchase Agreement by deleting the definition of "Maximum Aggregate Purchase Price" and replacing it with the following:

                  "Maximum Aggregate Purchase Price" means $160,000,000."

         (b) Effective as of the date hereof, the parties hereto hereby agree to amend Section 2(a) of Master Repurchase Agreement by deleting the definition of "Maximum Aggregate Rehab Purchase Price" and replacing it with the following:

                  "Maximum Aggregate Rehab Purchase Price" means $10,000,000."

         (c) Effective as of the date hereof, the parties hereto hereby agree to amend the Master Repurchase Agreement by deleting subsection (v) of
         Section 9(b) and replacing it with the following:

         "(v) The then aggregate outstanding Purchase Price for all Program Assets, when added to the Purchase Price for the requested Transaction, shall not exceed (i) the Maximum Aggregate Purchase Price with respect to all Program Assets other than Rehab Loans, (ii) the Maximum Aggregate Rehab Purchase Price with respect to all Program Assets that are Rehab Loans and (iii) $160,000,000 with respect to all Program Assets (the "Maximum Total Aggregate Purchase Price")."

(6) Effective as of the date hereof, the parties hereto hereby agree to amend the Sixth Amended and Restated Side Letter by deleting the definition of "Eligible Asset" and replacing it with the following:

         "Eligible Asset" shall mean each Loan meeting the representations and warranties set forth on Appendix A to the Custody Agreement and for which the aggregate outstanding Repurchase Price for such Loan as of any date of determination, together with the aggregate outstanding Repurchase Price for all other Loans then subject to Transactions, shall not exceed an amount equal to:

         (i) 100% of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Loans consisting of Tier I Loans and $125,000,000 with respect to the aggregate amount of Tier I Loans secured by Mortgaged Property used in the operation of the same Concept,

         (ii) 100% of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Loans consisting of Tier II Loans and $75,000,000 with respect to the aggregate amount of Tier II Loans secured by Mortgaged Property used in the operation of the same Concept,

         (iii) $125,000,000 with respect to the aggregate amount of Loans consisting of Tier III Loans and $37,500,000 with respect to the aggregate amount of Tier III Loans secured by Mortgaged Property used in the operation of the same Concept,

         (iv) $75,000,000 with respect to the aggregate amount of Loans consisting of Tier IV Loans and $26,000,000 with respect to the aggregate amount of Tier IV Loans secured by Mortgaged Property used in the operation of the same Concept,

         (v) $37,500,000 with respect to the aggregate amount of Loans to the same Borrower Group,

         (vi) $100,000,000 with respect to the aggregate amount of Loans to the four (4) Borrower Groups representing the greatest portion of the Program Assets,

         (vii) $62,500,000 of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Loans secured by Collateral in the same U.S. state,

         (viii)   $100,000,000   with  respect  to  the   aggregate   amount  of
         Construction Loans,

         (ix) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Program Assets as to which any representation or warranty with respect to any such Program Asset has been materially breached, as determined by Buyer,

         (x) the lesser of (A) $75,000,000 and (B) forty percent (40%) of the aggregate outstanding principal balance of all Mortgage Loans constituting Program Assets, with respect to the aggregate amount of Mortgage Loans secured by Space Leases,

         (xi) $12,500,000 with respect to the aggregate amount of Delinquent Loans, 60+ Delinquent Loans and Defaulted Loans (other than Rehab Loans and Holdover Loans),

         (xii) $5 million with respect to the aggregate amount of Rehab Loans secured by Space Leases,

         (xiii) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of 90+ Delinquent Loans that are not Rehab Loans,

         (xiv) $125,000,000 with respect to the aggregate amount of Wet Funded Loans,

         (xv) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Loans (other than Net Lease Loans, Rehab Loans, Sybra Loans or Holdover Loans) that are Program Assets in excess of (a) eighteen (18) months, with respect to Loans (other than Net Lease Loans, Rehab Loans, Sybra Loans or Holdover Loans) that are not, and did not convert from, Construction Loans, and (b) twenty-four
         (24) months, with respect to Loans (other than Net Lease Loans, Rehab Loans, Sybra Loans or Holdover Loans) that are, or converted from, Construction Loans,

         (xvi) reserved,

         (xvii) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Net Lease Loans that are Program Assets in excess of (a) twenty-four (24) months, with respect to Net Lease Loans that are not, and did not convert from, Construction Loans, and (b) thirty (30) months, with respect to Net Lease Loans that are, or converted from, Construction Loans,

         (xviii) with respect to the aggregate amount of Mortgage Loans, Sybra Loans, Holdover Loans, Delinquent Loans and Defaulted Loans that are Mortgage Loans, and Rehab Loans that are Mortgage Loans, $125,000,000; provided, however, that with respect to any Mortgage Loan, Sybra Loans, Holdover Loans, Delinquent Loans and Defaulted Loans that are Mortgage Loans, and Rehab Loans that are Mortgage Loans not subject to a Transaction as of the Effective Date, such Loan shall not be an Eligible Asset if the Buyer has not approved, in its sole discretion, the takeout or exit strategy for such Loan,

         (xix) with respect to the aggregate amount of Net Lease Loans, zero percent (0%) of the Maximum Aggregate Purchase Price if Section 1031 of the Code is repealed, replaced, amended or interpreted in any way that, in the Buyer's sole discretion, may have a material adverse effect on the tax benefits available pursuant to such section or on the market for 1031 exchange property,

         (xx) with respect to the aggregate amount of Net Lease Loans, zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the Net Lease Loans that are not (A)(1) Tier I or Tier II Loans with a minimum lease rate of 9.0% (or such other rate as the Buyer may approve in its sole discretion) or (2) in the Buyer's sole discretion, Tier III or Tier IV Loans with a minimum lease rate of 9.5% (or such other rate as the Buyer may approve in its sole discretion) or (3) a High Yield 1031 Loan, or (4) an Acquisition Loan, and (B) secured by Mortgaged Property capable of being exchanged for "like kind" property, as defined in Section 1031 of the Code, in the 1031 tax-free exchange market,

         (xxi) with respect to the aggregate amount of Net Lease Loans that are not, and did not convert from, Construction Loans that are subject to Transactions in excess of twelve (12) months, plus the aggregate amount of Net Lease Loans that are, or did convert from, Construction Loans that are subject to Transactions in excess of eighteen (18) months, the lesser of (a) $40,000,000, or (b) 25% of the aggregate outstanding Purchase Price with respect to Net Lease Loan as of the date of determination,

         (xxii) with respect to the aggregate amount of Net Lease Loans that are not, and did not convert from, Construction Loans that subject to Transactions in excess of eighteen (18) months, plus the aggregate amount of Net Lease Loans that are, or did convert from, Construction Loans that are subject to Transactions in excess of twenty-four (24) months, the lesser of (a) $20,000,000 or (b) 10% of the aggregate outstanding Purchase Price with respect to Net Lease Loan as of the date of determination,

         (xxiii) with respect to the aggregate amount of Low FCCR Loans (excluding Rehab Loans), $25,000,000,

         (xxiv) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Construction Loans with respect to which a certificate of occupancy has not been issued on or before the date that is twelve (12) months after the earlier of the date of the related Note and the date such Loan becomes a Program Asset,

         (xxv) unless otherwise approved in writing by the Buyer in its sole discretion, zero percent (0%) of the Maximum Aggregate Rehab Purchase Price with respect to the aggregate amount of Non-Documented Rehab Loans subject to Transactions for more than six months,

         (xxvi) unless otherwise approved in writing by the Buyer in its sole discretion, zero percent (0%) of the Maximum Aggregate Rehab Purchase Price with respect to the aggregate amount of Documented Rehab Loans subject to Transactions for more than one year,

         (xxvii) zero percent (0%) of the Maximum Aggregate Rehab Purchase Price with respect to the aggregate amount of Rehab Loans that fail to perform pursuant to the related workout, modification or bankruptcy plan and such failure is not cured within thirty days,

         (xxviii) the Maximum Aggregate Rehab Purchase Price, with respect to the aggregate amount of Rehab Loans subject to Transactions,

         (xxix) the Maximum Aggregate Purchase Price, with respect to the aggregate amount of Program Assets (other than Rehab Loans) subject to Transactions,

         (xxx) $160,000,000, with respect to the aggregate amount of Program Assets (including Rehab Loans) subject to Transactions,

         (xxxi) zero percent (0%) of the Maximum Aggregate Rehab Purchase Price with respect to the aggregate amount of Rehab Loans for which the Buyer has not been provided with an Appraisal within thirty days of such Rehab Loan first becoming subject to a Transaction,

         (xxxii) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Sybra Loans or Holdover Loans that remain subject to Transactions after March 15, 2004, and

         (xxxiii) zero percent (0%) of the Maximum Aggregate Purchase Price with respect to the aggregate amount of Acquisition Loans on or after September 30, 2004.

(7) Except as expressly amended hereby, the Master Repurchase Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment, or modification of any provision thereof.

         This letter agreement shall be governed by the laws of the State of New York, without regard to conflict of law principles, and may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same letter agreement. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile shall be effective as delivery of a manually executed counterpart of this letter agreement.


Please acknowledge your acceptance and agreement to the foregoing by signing and returning the enclosed copy of this letter.

                                            Very truly yours,

                                            BANK OF AMERICA, N.A.


                                            /S/ Christopher G. Young
                                            ------------------------
                                                Christopher G. Young
                                                Vice President - Global Asset
                                                      Securitization


Accepted and Agreed:


CNL FINANCIAL VII, LP
   By:  CNL Financial VII, Inc., as general partner


/s/ Robert E. Lawless
-----------------------
    Robert E. Lawless
    Senior Vice President & Treasurer


CNL RESTAURANT CAPITAL, LP
    By:  CNL Restaurant Capital GP Corp., as
            general partner


/s/ Robert E. Lawless
-----------------------
    Robert E. Lawless
    Senior Vice President & Treasurer